CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A VACATION

Statistical Supplement

Third Quarter 2014

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF SAVE

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Sources of Earnings	7
Select Earnings Drivers By Segment	8
Deposits, Net Flows and Account Balances By Segment	9
Sales By Segment	10
Operating Revenues and General and Administrative Expenses By Segment	11
Operating Commissions and Other Expenses	12
Interest Rate Yields and Spreads By Segment	13
Select Investment Data	14
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	15
Select Liquidity and Ratings Agency Data	16
Select Earnings and Operational Data:
Annuities	17
Retirement Plan Services	18
Life Insurance	19
Group Protection	20
Other Operations	21
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	22
Annuities	23
Retirement Plan Services, Life Insurance and Group Protection	24
Account Value Roll Forwards:
Annuities	25
Retirement Plan Services	26
Life Insurance	27
Select Non-GAAP to GAAP Reconciliations	28

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
FBR Capital Markets	Randy Binner	703-312-1890
J.P. Morgan Securities	Jimmy Bhullar	212-622-6397
Janney Capital Markets	Bob Glasspiegel	860-724-1203
Keefe, Bruyette and Woods	Ryan Krueger	860-722-5930
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: 484-583-1420
Fax: 484-583-3962

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website:
www.lfg.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Single premium bank-owned universal life and variable universal life (“BOLI”) – 15% of single premium deposits;
• Universal life (“UL”), variable universal life (“VUL”), and corporate-owned UL and VUL (“COLI”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.

Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.
Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals;
▪ Impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”) reflected within variable annuity net derivative results;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated October 29, 2014, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Revenues
Insurance premiums	$672	$687	$739	$755	$741	10.3%	$2,000	$2,236	11.8%
Fee income	1,032	1,095	1,098	1,134	1,216	17.8%	2,973	3,448	16.0%
Net investment income	1,180	1,211	1,208	1,207	1,212	2.7%	3,543	3,627	2.4%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(19)	(18)	(3)	(3)	(4)	78.9%	(52)	(11)	78.8%
Realized gain (loss), excluding OTTI	(9)	(12)	(15)	38	93	NM	(53)	117	NM
Total realized gain (loss)	(28)	(30)	(18)	35	89	NM	(105)	106	201.0%
Amortization of deferred gains on business
sold through reinsurance	19	18	19	18	18	-5.3%	56	55	-1.8%
Other revenues	134	141	130	133	135	0.7%	380	397	4.5%
Total revenues	3,009	3,122	3,176	3,282	3,411	13.4%	8,847	9,869	11.6%

Expenses
Interest credited	627	639	633	636	631	0.6%	1,871	1,900	1.5%
Benefits	945	968	1,078	1,079	1,117	18.2%	2,894	3,275	13.2%
Commissions and other expenses	928	980	971	963	995	7.2%	2,721	2,929	7.6%
Interest and debt expense	67	68	67	67	67	0.0%	196	201	2.6%
Total expenses	2,567	2,655	2,749	2,745	2,810	9.5%	7,682	8,305	8.1%
Income (loss) from continuing operations before taxes	442	467	427	537	601	36.0%	1,165	1,564	34.2%
Federal income tax expense (benefit)	105	116	98	139	162	54.3%	272	398	46.3%
Net income (loss)	337	351	329	398	439	30.3%	893	1,166	30.6%
Adjustment for LNC stock units in our
deferred compensation plans	-	-	(1)	1	2	NM	-	2	NM
Net income (loss) available to common
stockholders – diluted	$337	$351	$328	$399	$441	30.9%	$893	$1,168	164.9%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.23	$1.29	$1.21	$1.48	$1.65	34.1%	$3.24	$4.34	34.0%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$68,525	$68,937	$71,681	$74,017	$73,799	7.7%
U.S. government bonds	368	367	388	396	402	9.2%
Foreign government bonds	576	549	559	556	551	-4.3%
Mortgage-backed securities	5,445	5,078	4,944	4,929	4,931	-9.4%
Asset-backed collateralized debt obligations	194	225	241	256	286	47.4%
State and municipal bonds	3,976	3,918	4,204	4,395	4,419	11.1%
Hybrid and redeemable preferred securities	1,051	1,004	971	962	960	-8.7%
VIEs' fixed maturity securities	699	697	597	598	598	-14.4%
Equity securities	185	201	207	256	234	26.5%
Total AFS securities	81,019	80,976	83,792	86,365	86,180	6.4%
Trading securities	2,354	2,282	2,316	2,339	2,134	-9.3%
Mortgage loans on real estate	7,127	7,210	7,089	7,096	7,466	4.8%
Real estate	56	47	42	32	20	-64.3%
Policy loans	2,679	2,677	2,687	2,683	2,677	-0.1%
Derivative investments	1,114	881	1,044	1,142	1,439	29.2%
Other investments	1,219	1,218	1,237	1,301	1,469	20.5%
Total investments	95,568	95,291	98,207	100,958	101,385	6.1%
Cash and invested cash	2,650	2,364	1,849	1,509	1,821	-31.3%
DAC and VOBA	8,500	8,886	8,454	8,149	8,372	-1.5%
Premiums and fees receivable	427	420	504	465	448	4.9%
Accrued investment income	1,111	1,029	1,116	1,081	1,129	1.6%
Reinsurance recoverables	6,528	6,041	5,984	6,007	5,906	-9.5%
Funds withheld reinsurance assets	782	776	772	764	761	-2.7%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,709	2,730	3,822	3,760	3,414	26.0%
Separate account assets	109,376	117,135	118,968	124,159	122,937	12.4%
Total assets	$229,924	$236,945	$241,949	$249,125	$248,446	8.1%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$18,138	$17,251	$18,997	$19,460	$19,553	7.8%
Other contract holder funds	74,106	74,548	74,507	74,735	74,893	1.1%
Short-term debt	503	501	-	250	250	-50.3%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 16 for details)	1,122	1,122	1,122	1,122	1,122	0.0%
Financial	4,243	4,198	4,258	4,048	4,064	-4.2%
Reinsurance related embedded derivatives	121	108	135	155	141	16.5%
Funds withheld reinsurance liabilities	898	867	843	842	806	-10.2%
Deferred gain on business sold through reinsurance	263	245	226	208	190	-27.8%
Payables for collateral on investments	3,553	3,238	3,519	3,571	3,853	8.4%
VIEs' liabilities	67	27	22	10	17	-74.6%
Other liabilities	4,145	4,253	4,866	5,114	5,168	24.7%
Separate account liabilities	109,376	117,135	118,968	124,159	122,937	12.4%
Total liabilities	216,535	223,493	227,463	233,674	232,994	7.6%

Stockholders’ Equity
Common stock	6,886	6,876	6,805	6,739	6,696	-2.8%
Retained earnings	4,753	5,013	5,228	5,513	5,834	22.7%
AOCI:
Unrealized gain (loss) on AFS securities	1,870	1,609	2,523	3,282	2,996	60.2%
Unrealized OTTI on AFS securities	(84)	(78)	(79)	(67)	(68)	19.0%
Unrealized gain (loss) on derivative instruments	270	256	239	216	221	-18.1%
Foreign currency translation adjustment	(5)	(5)	(10)	(10)	(10)	-100.0%
Funded status of employee benefit plans	(301)	(219)	(220)	(222)	(217)	27.9%
Total AOCI	1,750	1,563	2,453	3,199	2,922	67.0%
Total stockholders’ equity	13,389	13,452	14,486	15,451	15,452	15.4%
Total liabilities and stockholders’ equity	$229,924	$236,945	$241,949	$249,125	$248,446	8.1%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Income (Loss)
Income (loss) from operations	$367	$382	$365	$394	$414	12.8%	$1,002	$1,173	17.1%
Net income (loss)	337	351	329	398	439	30.3%	893	1,166	30.6%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.34	$1.40	$1.34	$1.47	$1.56	16.4%	$3.63	$4.36	20.1%
Net income (loss)	1.23	1.29	1.21	1.48	1.65	34.1%	3.24	4.34	34.0%

Average Stockholders’ Equity
Average equity, including AOCI	$13,353	$13,421	$13,969	$14,968	$15,452	15.7%	$14,120	$14,796	4.8%
Average AOCI	1,821	1,656	2,008	2,826	3,061	68.1%	2,751	2,631	-4.4%
Average equity, excluding AOCI	$11,532	$11,765	$11,961	$12,142	$12,391	7.4%	$11,369	$12,165	7.0%

ROE
Income (loss) from operations	12.7%	13.0%	12.2%	13.0%	13.4%		11.8%	12.9%
Net income (loss)	11.7%	11.9%	11.0%	13.1%	14.2%		10.5%	12.8%

Per Share
Dividends declared during the period	$0.12	$0.16	$0.16	$0.16	$0.16	33.3%	$0.36	$0.48	33.3%
Book value, including AOCI	51.04	51.17	54.94	59.24	59.48	16.5%	51.04	59.48	16.5%
Book value, excluding AOCI	44.37	45.23	45.63	46.97	48.23	8.7%	44.37	48.23	8.7%

Shares
Repurchased during the period	2.3	2.0	3.0	3.1	2.8	23.0%	10.0	8.9	-10.9%
Average for the period – diluted	273.7	272.8	272.1	268.9	266.8	-2.5%	276.0	269.3	-2.4%
End-of-period – assuming conversion of preferred	262.3	262.9	263.7	260.8	259.8	-1.0%	262.3	259.8	-1.0%
End-of-period – diluted	272.5	272.2	270.4	267.6	265.5	-2.6%	272.5	265.5	-2.6%

Cash Returned to Common Stockholders
Shares repurchased	$100	$100	$150	$150	$150	50.0%	$350	$450	28.6%
Common dividends	32	31	42	42	42	31.3%	97	126	29.9%
Total cash returned to common stockholders	$132	$131	$192	$192	$192	45.5%	$447	$576	28.9%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Income (Loss) from Operations
Annuities	$198	$199	$216	$227	$245	23.7%	$551	$688	24.9%
Retirement Plan Services	33	34	39	39	40	21.2%	108	118	9.3%
Life Insurance	140	157	120	148	150	7.1%	387	418	8.0%
Group Protection	23	11	20	2	8	-65.2%	60	29	-51.7%
Other Operations	(27)	(19)	(30)	(22)	(29)	-7.4%	(104)	(80)	23.1%
Income (loss) from operations	$367	$382	$365	$394	$414	12.8%	$1,002	$1,173	17.1%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$3,009	$3,079	$3,225	$3,398	$3,632	20.7%	$2,988	$3,418	14.4%
Retirement Plan Services	983	979	969	949	966	-1.7%	954	961	0.7%
Life Insurance	6,196	6,058	5,989	6,088	6,226	0.5%	6,106	6,101	-0.1%
Group Protection	1,083	1,121	1,157	1,186	1,208	11.5%	1,060	1,183	11.6%
Total segment equity, excluding goodwill	11,271	11,237	11,340	11,621	12,032	6.8%	11,108	11,663	5.0%
Other Operations and goodwill	261	528	621	521	359	37.5%	261	502	92.3%
Total average equity, excluding AOCI	$11,532	$11,765	$11,961	$12,142	$12,391	7.4%	$11,369	$12,165	7.0%

ROE
Segment ROE, excluding goodwill:
Annuities	26.3%	25.9%	26.8%	26.7%	27.0%		24.6%	26.8%
Retirement Plan Services	13.5%	13.7%	16.1%	16.5%	16.6%		15.1%	16.4%
Life Insurance	9.1%	10.4%	8.0%	9.7%	9.7%		8.4%	9.1%
Group Protection	8.6%	3.9%	6.8%	0.6%	2.6%		7.6%	3.3%
Consolidated ROE – income (loss) from operations	12.7%	13.0%	12.2%	13.0%	13.4%		11.8%	12.9%

Lincoln Financial Group
Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	12/31/12	12/31/13	Change
Income (Loss) from Operations, Before Income Taxes
Annuities	$239	$252	$266	$286	$315	31.8%	$716	$927	29.5%
Retirement Plan Services	44	44	53	54	55	25.0%	168	190	13.1%
Life Insurance	210	234	178	223	226	7.6%	838	812	-3.1%
Group Protection	36	17	30	3	12	-66.7%	111	109	-1.8%
Other Operations	(42)	(34)	(46)	(34)	(45)	-7.1%	(264)	(192)	27.3%
Income (loss) from operations, before income taxes	$487	$513	$481	$532	$563	15.6%	$1,569	$1,846	17.7%

Sources of Earnings, Before Income Taxes
Investment spread	$189	$198	$181	$202	$195	3.2%	$765	$772	0.9%
Mortality/morbidity	139	134	118	115	127	-8.6%	515	507	-1.6%
Fees on AUM	181	177	189	201	251	38.7%	502	649	29.3%
VA riders	20	38	39	48	35	75.0%	51	110	115.7%
Total sources of earnings, before income taxes	529	547	527	566	608	14.9%	1,833	2,038	11.2%
Other Operations	(42)	(34)	(46)	(34)	(45)	-7.1%	(264)	(192)	27.3%
Total operating earnings, before income taxes	$487	$513	$481	$532	$563	15.6%	$1,569	$1,846	17.7%

Sources of Earnings, Before Income Taxes, % By Component
Investment spread	35.8%	36.2%	34.2%	35.6%	32.1%		41.7%	37.8%
Mortality/morbidity	26.2%	24.4%	22.5%	20.4%	20.9%		28.1%	24.9%
Fees on AUM	34.2%	32.5%	35.9%	35.6%	41.3%		27.4%	31.9%
VA riders	3.8%	6.9%	7.4%	8.4%	5.7%		2.8%	5.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Annuities
Operating revenues	$842	$886	$909	$926	$944	12.1%	$2,436	$2,779	14.1%
Average account values	106,490	111,995	115,282	118,268	121,260	13.9%	103,222	118,296	14.6%
Net flows	1,235	1,190	695	831	565	-54.3%	3,822	2,091	-45.3%

Retirement Plan Services
Operating revenues	$269	$271	$271	$270	$272	1.1%	$800	$813	1.6%
Average account values	48,344	50,496	51,460	52,587	53,618	10.9%	46,948	52,534	11.9%
Net flows	219	(107)	(361)	366	50	-77.2%	901	55	-93.9%

Life Insurance
Operating revenues	$1,301	$1,344	$1,337	$1,363	$1,446	11.1%	$3,827	$4,146	8.3%
Average account values	38,801	39,636	40,333	40,895	41,371	6.6%	38,234	40,866	6.9%
Average in-force face amount	604,585	612,477	619,715	625,961	632,154	4.6%	598,144	625,944	4.6%
Net flows	862	1,112	829	919	934	8.4%	2,598	2,682	3.2%

Group Protection
Operating revenues	$561	$575	$610	$621	$598	6.6%	$1,685	$1,829	8.5%
Non-medical earned premiums	494	502	533	528	528	6.9%	1,451	1,588	9.4%

Consolidated
Operating revenues	$3,073	$3,187	$3,233	$3,286	$3,363	9.4%	$9,052	$9,882	9.2%
Average account values	193,635	202,127	207,075	211,750	216,249	11.7%	188,404	211,696	12.4%
Net flows	2,316	2,195	1,163	2,116	1,549	-33.1%	7,321	4,828	-34.1%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Deposits
Annuities	$3,640	$3,733	$3,379	$3,566	$3,453	-5.1%	$11,040	$10,398	-5.8%
Retirement Plan Services	1,860	1,643	1,758	1,814	1,611	-13.4%	5,144	5,183	0.8%
Life Insurance	1,230	1,445	1,266	1,308	1,285	4.5%	3,723	3,859	3.7%
Total deposits	$6,730	$6,821	$6,403	$6,688	$6,349	-5.7%	$19,907	$19,440	-2.3%

Net Flows
Annuities	$1,235	$1,190	$695	$831	$565	-54.3%	$3,822	$2,091	-45.3%
Retirement Plan Services	219	(107)	(361)	366	50	-77.2%	901	55	-93.9%
Life Insurance	862	1,112	829	919	934	8.4%	2,598	2,682	3.2%
Total net flows	$2,316	$2,195	$1,163	$2,116	$1,549	-33.1%	$7,321	$4,828	-34.1%

Account Balances as of End-of-Period
Annuities	$108,699	$115,090	$116,784	$121,192	$120,270	10.6%	$108,699	$120,270	10.6%
Retirement Plan Services	49,309	51,618	51,851	53,748	53,362	8.2%	49,309	53,362	8.2%
Life Insurance	39,157	40,113	40,552	41,238	41,504	6.0%	39,157	41,504	6.0%
Total account balances	$197,165	$206,821	$209,187	$216,178	$215,136	9.1%	$197,165	$215,136	9.1%

Average Account Balances
Annuities	$106,490	$111,995	$115,282	$118,268	$121,260	13.9%	$103,222	$118,296	14.6%
Retirement Plan Services	48,344	50,496	51,460	52,587	53,618	10.9%	46,948	52,534	11.9%
Life Insurance	38,801	39,636	40,333	40,895	41,371	6.6%	38,234	40,866	6.9%
Total average account balances	$193,635	$202,127	$207,075	$211,750	$216,249	11.7%	$188,404	$211,696	12.4%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Sales
Annuities:
Variable	$3,407	$3,454	$2,947	$3,173	$3,226	-5.3%	$10,263	$9,346	-8.9%
Fixed	233	279	432	393	227	-2.6%	777	1,052	35.4%
Total Annuities	$3,640	$3,733	$3,379	$3,566	$3,453	-5.1%	$11,040	$10,398	-5.8%

Retirement Plan Services:
First year sales	$766	$566	$432	$661	$429	-44.0%	$1,733	$1,522	-12.2%
Recurring deposits	1,094	1,077	1,326	1,153	1,182	8.0%	3,411	3,661	7.3%
Total Retirement Plan Services	$1,860	$1,643	$1,758	$1,814	$1,611	-13.4%	$5,144	$5,183	0.8%

Life Insurance:
UL:
Excluding MoneyGuard® and indexed UL	$32	$29	$21	$24	$27	-15.6%	$92	$72	-21.7%
MoneyGuard®	44	46	34	40	43	-2.3%	143	116	-18.9%
Indexed UL	17	19	18	15	18	5.9%	37	52	40.5%
Total UL	93	94	73	79	88	-5.4%	272	240	-11.8%
VUL	36	51	46	56	44	22.2%	91	145	59.3%
Term	24	26	23	23	23	-4.2%	63	69	9.5%
Total individual life insurance	153	171	142	158	155	1.3%	426	454	6.6%
COLI and BOLI	15	16	3	14	5	-66.7%	80	23	-71.3%
Total Life Insurance	$168	$187	$145	$172	$160	-4.8%	$506	$477	-5.7%

Group Protection:
Life	$43	$128	$31	$29	$34	-20.9%	$107	$92	-14.0%
Disability	47	108	26	30	41	-12.8%	120	97	-19.2%
Dental	17	32	7	14	19	11.8%	46	40	-13.0%
Total Group Protection	$107	$268	$64	$73	$94	-12.1%	$273	$229	-16.1%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Operating Revenues
Annuities	$842	$886	$909	$926	$944	12.1%	$2,436	$2,779	14.1%
Retirement Plan Services	269	271	271	270	272	1.1%	800	813	1.6%
Life Insurance	1,301	1,344	1,337	1,363	1,446	11.1%	3,827	4,146	8.3%
Group Protection	561	575	610	621	598	6.6%	1,685	1,829	8.5%
Other Operations	100	111	106	106	103	3.0%	304	315	3.6%
Total	$3,073	$3,187	$3,233	$3,286	$3,363	9.4%	$9,052	$9,882	9.2%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$106	$116	$110	$110	$109	2.8%	$303	$329	8.6%
Retirement Plan Services	71	80	69	70	73	2.8%	209	212	1.4%
Life Insurance	105	114	103	109	99	-5.7%	306	311	1.6%
Group Protection	61	70	60	65	66	8.2%	179	191	6.7%
Other Operations	7	25	14	17	18	157.1%	66	48	-27.3%
Total	$350	$405	$356	$371	$365	4.3%	$1,063	$1,091	2.6%

General and Administrative Expenses,
Net of Amounts Capitalized, As a Percentage
of Operating Revenues
Annuities	12.6%	13.1%	12.1%	11.9%	11.5%		12.4%	11.8%
Retirement Plan Services	26.2%	29.4%	25.5%	26.1%	26.7%		26.1%	26.1%
Life Insurance	8.1%	8.5%	7.7%	8.0%	6.8%		8.0%	7.5%
Group Protection	10.9%	12.1%	9.8%	10.5%	11.0%		10.6%	10.4%
Other Operations	6.3%	22.1%	12.7%	15.3%	17.8%		21.5%	15.3%
Total	11.4%	12.7%	11.0%	11.3%	10.9%		11.7%	11.0%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$406	$493	$404	$419	$411	1.2%	$1,228	$1,233	0.4%
Commissions	564	605	572	604	602	6.7%	1,648	1,781	8.1%
Media expenses	15	16	14	14	15	0.0%	45	44	-2.2%
Taxes, licenses and fees	70	48	81	47	66	-5.7%	189	194	2.6%
Interest and debt expense	67	68	67	67	67	0.0%	196	201	2.6%
Expenses associated with reserve financing
and unrelated letters of credit	16	16	17	17	18	12.5%	48	53	10.4%
Total operating commissions and other
expenses incurred	1,138	1,246	1,155	1,168	1,179	3.6%	3,354	3,506	4.5%

Less Amounts Capitalized
General and administrative expenses	(56)	(88)	(48)	(48)	(46)	17.9%	(165)	(142)	13.9%
Commissions	(321)	(349)	(310)	(331)	(329)	-2.5%	(940)	(969)	-3.1%
Taxes, licenses and fees	(7)	(8)	(8)	(6)	(7)	0.0%	(27)	(22)	18.5%
Total amounts capitalized	(384)	(445)	(366)	(385)	(382)	0.5%	(1,132)	(1,133)	-0.1%
Total expenses incurred, net of amounts
capitalized, excluding amortization	754	801	789	783	797	5.7%	2,222	2,373	6.8%

Amortization
Amortization of DAC and VOBA	239	245	247	242	265	10.9%	687	754	9.8%
Amortization of intangibles	1	1	1	1	1	0.0%	3	3	0.0%
Total amortization	240	246	248	243	266	10.8%	690	757	9.7%
Total operating commissions and
other expenses	$994	$1,047	$1,037	$1,026	$1,063	6.9%	$2,912	$3,130	7.5%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Annuities
Earned rate on reserves	4.54%	4.55%	4.55%	4.49%	4.43%	(11)	4.66%	4.49%	(17)
Prepayment and make whole premiums	0.10%	0.17%	0.08%	0.11%	0.11%	1	0.19%	0.10%	(9)
Net investment income yield on reserves	4.64%	4.72%	4.63%	4.60%	4.54%	(10)	4.85%	4.59%	(26)
Interest rate credited to contract holders	2.86%	2.91%	2.81%	2.79%	2.81%	(5)	2.83%	2.80%	(3)
Interest rate spread	1.78%	1.81%	1.82%	1.81%	1.73%	(5)	2.02%	1.79%	(23)

Retirement Plan Services
Earned rate on reserves	4.97%	4.85%	4.89%	4.78%	4.77%	(20)	5.00%	4.81%	(19)
Prepayment and make whole premiums	0.18%	0.21%	0.12%	0.12%	0.15%	(3)	0.17%	0.13%	(4)
Net investment income yield on reserves	5.15%	5.06%	5.01%	4.90%	4.92%	(23)	5.17%	4.94%	(23)
Interest rate credited to contract holders	3.12%	3.08%	3.06%	3.05%	3.04%	(8)	3.12%	3.05%	(7)
Interest rate spread	2.03%	1.98%	1.95%	1.85%	1.88%	(15)	2.05%	1.89%	(16)

Life Insurance
Attributable to interest-sensitive products:
Earned rate on reserves	5.54%	5.48%	5.46%	5.41%	5.39%	(15)	5.58%	5.43%	(15)
Prepayment and make whole premiums	0.08%	0.16%	0.04%	0.16%	0.07%	(1)	0.09%	0.09%	-
Alternative investments	0.14%	0.13%	0.18%	0.15%	0.28%	14	0.10%	0.20%	10
Net investment income yield on reserves	5.76%	5.77%	5.68%	5.72%	5.74%	(2)	5.77%	5.72%	(5)
Interest rate credited to contract holders	3.93%	3.96%	3.94%	3.96%	3.94%	1	3.92%	3.95%	3
Interest rate spread	1.83%	1.81%	1.74%	1.76%	1.80%	(3)	1.85%	1.77%	(8)

Attributable to traditional products:
Earned rate on reserves	5.57%	5.59%	5.87%	5.48%	5.23%	(34)	5.63%	5.53%	(10)
Prepayment and make whole premiums	0.03%	0.37%	0.22%	0.34%	0.18%	15	0.07%	0.25%	18
Net investment income yield on reserves	5.60%	5.96%	6.09%	5.82%	5.41%	(19)	5.70%	5.78%	8

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

				As of 9/30/13		As of 12/31/13		As of 9/30/14
				Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds				$68,525	82.2%	$68,937	82.8%	$73,798	83.6%
U.S. government bonds				368	0.5%	367	0.5%	402	0.5%
Foreign government bonds				576	0.7%	549	0.7%	551	0.6%
Mortgage-backed securities				5,445	6.5%	5,078	6.1%	4,931	5.6%
Asset-backed collateralized debt obligations				194	0.2%	225	0.3%	286	0.3%
State and municipal bonds				3,976	4.8%	3,918	4.7%	4,420	5.0%
Hybrid and redeemable preferred securities				1,051	1.3%	1,004	1.2%	960	1.1%
VIEs’ fixed maturity securities				699	0.8%	697	0.8%	598	0.7%
Equity securities				185	0.2%	201	0.2%	234	0.3%
Total AFS securities				81,019	97.2%	80,976	97.3%	86,180	97.7%
Trading securities				2,354	2.8%	2,282	2.7%	2,134	2.3%
Total AFS and trading securities				$83,373	100.0%	$83,258	100.0%	$88,314	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities				$78,611	99.8%	$79,062	99.8%	$80,910	99.7%
Equity securities				165	0.2%	182	0.2%	217	0.3%
Total AFS and trading securities				$78,776	100.0%	$79,244	100.0%	$81,127	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade					94.8%		95.3%		94.8%
Below investment grade					5.2%		4.7%		5.2%

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Net Investment Income	$1,180	$1,211	$1,208	$1,207	$1,212	2.7%	$3,543	$3,627	2.4%

Average Invested Assets, at Amortized Cost	89,910	90,395	91,027	91,879	92,704	3.1%	88,870	91,870	3.4%

Net Investment Income Yield	5.25%	5.36%	5.31%	5.25%	5.23%	(2)	5.32%	5.26%	(6)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$37	$36	$40	$40	$42	13.5%	$103	$121	17.5%
Total excluded realized gain (loss)	(65)	(66)	(58)	(5)	47	172.3%	(208)	(15)	92.8%
Total realized gain (loss), pre-tax	$(28)	$(30)	$(18)	$35	$89	NM	$(105)	$106	201.0%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(7)	$2	$(17)	$5	$(16)	NM	$(34)	$(27)	20.6%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	6	(12)	(14)	16	26	NM	13	26	100.0%
GLB non-performance risk component	(22)	(15)	7	(9)	6	127.3%	(73)	4	105.5%
Total variable annuity net derivative results	(16)	(27)	(7)	7	32	300.0%	(60)	30	150.0%
Indexed annuity forward-starting option	(7)	(6)	(12)	(8)	9	228.6%	(16)	(11)	31.3%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(30)	$(31)	$(36)	$4	$25	183.3%	$(110)	$(8)	92.7%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(12)	$(12)	$(2)	$(2)	$(3)	78.9%	$(34)	$(7)	79.3%
Other realized gain (loss) related to
certain investments	(9)	(4)	(2)	2	(1)	83.8%	(14)	(1)	93.0%
Gain (loss) on the mark-to-market
on certain instruments	14	18	(13)	5	(12)	NM	14	(19)	NM
Total realized gain (loss) related
to investments, after-tax	$(7)	$2	$(17)	$5	$(16)	NM	$(34)	$(27)	20.6%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change
Leverage Ratio
Short-term debt	$503	$501	$-	$250	$250	-50.3%
Long-term debt	5,365	5,320	5,380	5,170	5,186	-3.3%
Total debt	5,868	5,821	5,380	5,420	5,436	-7.4%
Less:
Long-term operating debt (1)	1,122	1,122	1,122	1,122	1,122	0.0%
75% of capital securities	908	909	909	909	909	0.1%
Carrying value of fair value hedges	105	59	120	159	175	66.7%
Total numerator	$3,733	$3,731	$3,229	$3,230	$3,230	-13.5%

Stockholders’ equity, excluding AOCI	$11,639	$11,889	$12,033	$12,252	$12,530	7.7%
Total debt	5,868	5,821	5,380	5,420	5,436	-7.4%
Total denominator	$17,507	$17,710	$17,413	$17,672	$17,966	2.6%

Leverage ratio	21.3%	21.1%	18.5%	18.3%	18.0%

Holding Company Available Liquidity	$1,041	$1,186	$562	$573	$572	-45.1%

			Ratings as of October 29, 2014
						Standard
			A.M. Best	Fitch	Moody’s	& Poor’s
Senior Debt Ratings			a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company			A	A+	A1	A-
Lincoln Life & Annuity Company of New York			A+	A+	A1	AA-

(1) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$30	$28	$45	$42	$39	30.0%	$87	$126	44.8%
Fee income	417	454	464	486	503	20.6%	1,178	1,452	23.3%
Net investment income	254	260	259	258	257	1.2%	784	774	-1.3%
Operating realized gain (loss)	36	36	39	40	42	16.7%	100	119	19.0%
Other revenues	105	108	102	100	103	-1.9%	287	308	7.3%
Total operating revenues	842	886	909	926	944	12.1%	2,436	2,779	14.1%
Operating expenses:
Interest credited	153	161	154	154	152	-0.7%	463	460	-0.6%
Benefits	78	68	87	80	101	29.5%	206	267	29.6%
Commissions incurred	250	267	250	270	270	8.0%	754	791	4.9%
Other expenses incurred	213	234	217	210	215	0.9%	610	642	5.2%
Amounts capitalized	(181)	(193)	(165)	(174)	(175)	3.3%	(558)	(514)	7.9%
Amortization	90	97	100	100	66	-26.7%	286	267	-6.6%
Total operating expenses	603	634	643	640	629	4.3%	1,761	1,913	8.6%
Income (loss) from operations before taxes	239	252	266	286	315	31.8%	675	866	28.3%
Federal income tax expense (benefit)	41	53	50	59	70	70.7%	124	178	43.5%
Income (loss) from operations	$198	$199	$216	$227	$245	23.7%	$551	$688	24.9%

Effective Federal Income Tax Rate	17.2%	21.0%	18.7%	20.6%	22.1%		18.4%	20.6%

Average Equity, Excluding Goodwill and AOCI	$3,009	$3,079	$3,225	$3,398	$3,632	20.7%	$2,988	$3,418	14.4%

ROE, Excluding Goodwill	26.3%	25.9%	26.8%	26.7%	27.0%		24.6%	26.8%

Return on Average Account Values	74	71	75	77	81	7	71	78	7

Account Values
Separate account values:
Average	$85,151	$90,711	$94,058	$96,913	$99,892	17.3%	$82,005	$96,976	18.3%
End-of-period	87,415	93,822	95,512	99,801	98,997	13.2%	87,415	98,997	13.2%
General account values:
Average	21,339	21,284	21,224	21,355	21,368	0.1%	21,217	21,320	0.5%
End-of-period	21,284	21,268	21,272	21,391	21,273	-0.1%	21,284	21,273	-0.1%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$59	$60	$61	$62	$62	5.1%	$172	$184	7.0%
Net investment income	207	208	207	204	207	0.0%	620	618	-0.3%
Other revenues	3	3	3	4	3	0.0%	8	11	37.5%
Total operating revenues	269	271	271	270	272	1.1%	800	813	1.6%
Operating expenses:
Interest credited	118	118	118	118	118	0.0%	351	354	0.9%
Benefits	-	-	-	-	-	NM	1	-	-100.0%
Commissions incurred	18	18	18	18	17	-5.6%	54	54	0.0%
Other expenses incurred	78	89	80	76	81	3.8%	234	236	0.9%
Amounts capitalized	(7)	(9)	(8)	(6)	(8)	-14.3%	(23)	(21)	8.7%
Amortization	18	11	10	10	9	-50.0%	37	29	-21.6%
Total operating expenses	225	227	218	216	217	-3.6%	654	652	-0.3%
Income (loss) from operations before taxes	44	44	53	54	55	25.0%	146	161	10.3%
Federal income tax expense (benefit)	11	10	14	15	15	36.4%	38	43	13.2%
Income (loss) from operations	$33	$34	$39	$39	$40	21.2%	$108	$118	9.3%

Effective Federal Income Tax Rate	24.1%	24.3%	26.3%	26.9%	26.7%		26.2%	26.6%

Average Equity, Excluding Goodwill and AOCI	$983	$979	$969	$949	$966	-1.7%	$954	$961	0.7%

ROE, Excluding Goodwill	13.5%	13.7%	16.1%	16.5%	16.6%		15.1%	16.4%

Pre-tax Net Margin	29.0%	28.9%	34.5%	35.3%	35.5%		32.5%	35.1%

Return on Average Account Values	27	27	30	30	30	3	31	30	(1)

Average Account Values
Separate account	$14,481	$14,920	$15,122	$15,221	$15,471	6.8%	$14,256	$15,273	7.1%
Mutual fund	18,741	20,316	20,965	21,901	22,582	20.5%	17,724	21,791	22.9%
General account	15,122	15,260	15,373	15,465	15,565	2.9%	14,968	15,470	3.4%

Net Flows – Trailing Twelve Months	$1,249	$793	$88	$117	$(52)	NM	$1,249	$(52)	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$125	$129	$132	$139	$153	22.4%	$357	$424	18.8%
Fee income	556	581	574	586	651	17.1%	1,622	1,810	11.6%
Net investment income	615	627	624	632	636	3.4%	1,825	1,892	3.7%
Operating realized gain (loss)	1	-	1	-	-	-100.0%	3	2	-33.3%
Other revenues	4	7	6	6	6	50.0%	20	18	-10.0%
Total operating revenues	1,301	1,344	1,337	1,363	1,446	11.1%	3,827	4,146	8.3%
Operating expenses:
Interest credited	329	332	334	337	337	2.4%	973	1,008	3.6%
Benefits	476	496	541	519	550	15.5%	1,482	1,610	8.6%
Commissions incurred	157	174	163	173	172	9.6%	442	508	14.9%
Other expenses incurred	183	194	182	177	173	-5.5%	521	532	2.1%
Amounts capitalized	(175)	(204)	(178)	(187)	(189)	-8.0%	(498)	(554)	-11.2%
Amortization	121	118	117	121	177	46.3%	329	416	26.4%
Total operating expenses	1,091	1,110	1,159	1,140	1,220	11.8%	3,249	3,520	8.3%
Income (loss) from operations before taxes	210	234	178	223	226	7.6%	578	626	8.3%
Federal income tax expense (benefit)	70	77	58	75	76	8.6%	191	208	8.9%
Income (loss) from operations	$140	$157	$120	$148	$150	7.1%	$387	$418	8.0%

Effective Federal Income Tax Rate	33.4%	32.8%	32.7%	33.4%	33.4%		33.1%	33.2%

Average Equity, Excluding Goodwill and AOCI	$6,196	$6,058	$5,989	$6,088	$6,226	0.5%	$6,106	$6,101	-0.1%

ROE, Excluding Goodwill	9.1%	10.4%	8.0%	9.7%	9.7%		8.4%	9.1%

Average Account Values	$38,801	$39,636	$40,333	$40,895	$41,371	6.6%	$38,234	$40,866	6.9%

In-Force Face Amount
UL and other	$315,763	$318,444	$319,414	$321,056	$322,416	2.1%	$315,763	$322,416	2.1%
Term insurance	292,375	298,373	303,200	308,253	312,584	6.9%	292,375	312,584	6.9%
Total in-force face amount	$608,138	$616,817	$622,614	$629,309	$635,000	4.4%	$608,138	$635,000	4.4%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$516	$529	$562	$574	$550	6.6%	$1,555	$1,685	8.4%
Net investment income	41	43	45	44	45	9.8%	122	134	9.8%
Other revenues	4	3	3	3	3	-25.0%	8	10	25.0%
Total operating revenues	561	575	610	621	598	6.6%	1,685	1,829	8.5%
Operating expenses:
Interest credited	1	1	1	2	1	0.0%	2	4	100.0%
Benefits	382	396	423	463	428	12.0%	1,163	1,314	13.0%
Commissions incurred	62	65	66	68	68	9.7%	187	202	8.0%
Other expenses incurred	90	116	87	92	87	-3.3%	259	266	2.7%
Amounts capitalized	(20)	(38)	(16)	(18)	(11)	45.0%	(53)	(45)	15.1%
Amortization	10	18	19	11	13	30.0%	34	43	26.5%
Total operating expenses	525	558	580	618	586	11.6%	1,592	1,784	12.1%
Income (loss) from operations before taxes	36	17	30	3	12	-66.7%	93	45	-51.6%
Federal income tax expense (benefit)	13	6	10	1	4	-69.2%	33	16	-51.5%
Income (loss) from operations	$23	$11	$20	$2	$8	-65.2%	$60	$29	-51.7%

Effective Federal Income Tax Rate	35.0%	34.9%	35.0%	34.9%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,083	$1,121	$1,157	$1,186	$1,208	11.5%	$1,060	$1,183	11.6%

ROE, Excluding Goodwill	8.6%	3.9%	6.8%	0.6%	2.6%		7.6%	3.3%

Loss Ratios by Product Line
Life	74.2%	79.3%	76.1%	80.0%	75.9%		77.1%	77.3%
Disability	73.2%	70.7%	73.6%	82.6%	80.8%		70.8%	79.0%
Dental	71.5%	70.2%	74.0%	71.1%	70.8%		74.3%	72.0%
Total non-medical	73.4%	74.3%	74.8%	80.3%	77.6%		73.9%	77.5%
Medical	88.3%	88.5%	87.6%	89.0%	90.6%		88.8%	88.9%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$-	$-	$-	$-	NM	$1	$-	-100.0%
Net investment income	63	73	73	70	68	7.9%	192	211	9.9%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	54	54	0.0%
Media revenues	18	18	15	17	17	-5.6%	53	49	-7.5%
Other revenues	1	2	-	1	-	-100.0%	4	1	-75.0%
Total operating revenues	100	111	106	106	103	3.0%	304	315	3.6%
Operating expenses:
Interest credited	26	27	27	26	22	-15.4%	82	74	-9.8%
Benefits	29	28	30	29	28	-3.4%	85	87	2.4%
Media expenses	15	16	14	14	15	0.0%	45	44	-2.2%
Commissions and other expenses	5	6	14	4	16	220.0%	56	33	-41.1%
Interest and debt expenses	67	68	67	67	67	0.0%	196	201	2.6%
Total operating expenses	142	145	152	140	148	4.2%	464	439	-5.4%
Income (loss) from operations before taxes	(42)	(34)	(46)	(34)	(45)	-7.1%	(160)	(124)	22.5%
Federal income tax expense (benefit)	(15)	(15)	(16)	(12)	(16)	-6.7%	(56)	(44)	21.4%
Income (loss) from operations	$(27)	$(19)	$(30)	$(22)	$(29)	-7.4%	$(104)	$(80)	23.1%

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
DAC and VOBA
Balance as of beginning-of-period	$8,214	$8,500	$8,886	$8,454	$8,149	-0.8%	$6,667	$8,886	33.3%
Business sold through reinsurance	2	2	-	-	2	0.0%	2	2	0.0%
Deferrals	384	445	366	385	382	-0.5%	1,132	1,133	0.1%
Operating amortization	(239)	(245)	(247)	(242)	(265)	-10.9%	(687)	(754)	-9.8%
Deferrals, net of operating amortization	145	200	119	143	117	-19.3%	445	379	-14.8%
Amortization associated with benefit ratio unlocking	(3)	(2)	(1)	(2)	1	133.3%	(4)	(1)	75.0%
Adjustment related to realized (gains) losses	(7)	6	(8)	-	(27)	NM	(14)	(36)	NM
Adjustment related to unrealized (gains) losses	149	180	(542)	(446)	130	-12.8%	1,404	(858)	NM
Balance as of end-of-period	$8,500	$8,886	$8,454	$8,149	$8,372	-1.5%	$8,500	$8,372	-1.5%

DSI
Balance as of beginning-of-period	$266	$267	$267	$256	$244	-8.3%	$253	$267	5.5%
Deferrals	2	3	3	4	3	50.0%	7	9	28.6%
Operating amortization	(2)	(10)	(10)	(10)	(8)	NM	(23)	(27)	-17.4%
Deferrals, net of operating amortization	-	(7)	(7)	(6)	(5)	NM	(16)	(18)	-12.5%
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	-	100.0%
Adjustment related to realized (gains) losses	-	-	-	(1)	(3)	NM	(1)	(4)	NM
Adjustment related to unrealized (gains) losses	1	7	(4)	(5)	6	NM	32	(3)	NM
Balance as of end-of-period	$267	$267	$256	$244	$242	-9.4%	$267	$242	-9.4%

DFEL
Balance as of beginning-of-period	$1,819	$1,861	$1,938	$1,707	$1,520	-16.4%	$1,373	$1,938	41.2%
Deferrals	75	81	81	90	108	44.0%	239	279	16.7%
Operating amortization	(68)	(62)	(65)	(73)	(125)	-83.8%	(167)	(263)	-57.5%
Deferrals, net of operating amortization	7	19	16	17	(17)	NM	72	16	-77.8%
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	-	100.0%
Adjustment related to realized (gains) losses	(1)	-	(2)	(2)	(1)	0.0%	(2)	(6)	NM
Adjustment related to unrealized (gains) losses	36	58	(245)	(202)	21	-41.7%	419	(425)	NM
Balance as of end-of-period	$1,861	$1,938	$1,707	$1,520	$1,523	-18.2%	$1,861	$1,523	-18.2%

Lincoln Financial Group
Annuities – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
DAC and VOBA
Balance as of beginning-of-period	$2,507	$2,609	$2,770	$2,784	$2,810	12.1%	$2,092	$2,770	32.4%
Deferrals	181	193	165	174	175	-3.3%	558	514	-7.9%
Operating amortization	(90)	(97)	(100)	(100)	(66)	26.7%	(286)	(267)	6.6%
Deferrals, net of operating amortization	91	96	65	74	109	19.8%	272	247	-9.2%
Amortization associated with benefit ratio unlocking	(2)	(2)	(1)	(2)	1	150.0%	(4)	(1)	75.0%
Adjustment related to realized (gains) losses	(3)	11	(4)	6	(23)	NM	(4)	(21)	NM
Adjustment related to unrealized (gains) losses	16	56	(46)	(52)	54	237.5%	253	(44)	NM
Balance as of end-of-period	$2,609	$2,770	$2,784	$2,810	$2,951	13.1%	$2,609	$2,951	13.1%

DSI
Balance as of beginning-of-period	$262	$261	$259	$248	$234	-10.7%	$249	$259	4.0%
Deferrals	2	2	2	1	1	-50.0%	7	4	-42.9%
Operating amortization	(5)	(11)	(10)	(9)	(7)	-40.0%	(26)	(26)	0.0%
Deferrals, net of operating amortization	(3)	(9)	(8)	(8)	(6)	-100.0%	(19)	(22)	-15.8%
Adjustment related to realized (gains) losses	-	-	-	(1)	(3)	NM	(1)	(4)	NM
Adjustment related to unrealized (gains) losses	2	7	(3)	(5)	6	200.0%	32	(2)	NM
Balance as of end-of-period	$261	$259	$248	$234	$231	-11.5%	$261	$231	-11.5%

DFEL
Balance as of beginning-of-period	$262	$263	$265	$264	$262	0.0%	$258	$265	2.7%
Deferrals	7	8	8	8	9	28.6%	19	25	31.6%
Operating amortization	(5)	(6)	(7)	(9)	(6)	-20.0%	(14)	(22)	-57.1%
Deferrals, net of operating amortization	2	2	1	(1)	3	50.0%	5	3	-40.0%
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	-	100.0%
Adjustment related to realized (gains) losses	(1)	-	(2)	(1)	(2)	-100.0%	(1)	(5)	NM
Adjustment related to unrealized (gains) losses	-	-	-	-	-	NM	2	-	-100.0%
Balance as of end-of-period	$263	$265	$264	$262	$263	0.0%	$263	$263	0.0%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection – DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
DAC and VOBA – Retirement Plan Services
Balance as of beginning-of-period	$162	$160	$173	$165	$135	-16.7%	$102	$173	69.6%
Deferrals	7	9	8	6	8	14.3%	23	21	-8.7%
Operating amortization	(18)	(11)	(10)	(10)	(9)	50.0%	(37)	(29)	21.6%
Deferrals, net of operating amortization	(11)	(2)	(2)	(4)	(1)	90.9%	(14)	(8)	42.9%
Adjustment related to unrealized (gains) losses	9	15	(6)	(26)	13	44.4%	72	(18)	NM
Balance as of end-of-period	$160	$173	$165	$135	$147	-8.1%	$160	$147	-8.1%

DAC and VOBA – Life Insurance
Balance as of beginning-of-period	$5,344	$5,520	$5,713	$5,278	$4,970	-7.0%	$4,281	$5,713	33.5%
Business sold through reinsurance	2	2	-	-	2	0.0%	2	2	0.0%
Deferrals	175	204	178	187	189	8.0%	498	554	11.2%
Operating amortization	(121)	(118)	(117)	(121)	(177)	-46.3%	(329)	(416)	-26.4%
Deferrals, net of operating amortization	54	86	61	66	12	-77.8%	169	138	-18.3%
Adjustment related to realized (gains) losses	(4)	(5)	(4)	(6)	(4)	0.0%	(10)	(14)	-40.0%
Adjustment related to unrealized (gains) losses	124	110	(492)	(368)	63	-49.2%	1,078	(796)	NM
Balance as of end-of-period	$5,520	$5,713	$5,278	$4,970	$5,043	-8.6%	$5,520	$5,043	-8.6%

DFEL – Life Insurance
Balance as of beginning-of-period	$1,556	$1,597	$1,673	$1,443	$1,258	-19.2%	$1,115	$1,673	50.0%
Deferrals	68	73	73	82	100	47.1%	220	255	15.9%
Operating amortization	(63)	(55)	(58)	(64)	(119)	-88.9%	(152)	(241)	-58.6%
Deferrals, net of operating amortization	5	18	15	18	(19)	NM	68	14	-79.4%
Adjustment related to realized (gains) losses	(1)	(1)	(1)	(1)	(1)	0.0%	(2)	(3)	-50.0%
Adjustment related to unrealized (gains) losses	37	59	(244)	(202)	21	-43.2%	416	(425)	NM
Balance as of end-of-period	$1,597	$1,673	$1,443	$1,258	$1,259	-21.2%	$1,597	$1,259	-21.2%

DAC and VOBA – Group Protection
Balance as of beginning-of-period	$201	$211	$230	$227	$234	16.4%	$192	$230	19.8%
Deferrals	20	37	16	18	11	-45.0%	53	45	-15.1%
Operating amortization	(10)	(18)	(19)	(11)	(13)	-30.0%	(34)	(43)	-26.5%
Deferrals, net of operating amortization	10	19	(3)	7	(2)	NM	19	2	-89.5%
Balance as of end-of-period	$211	$230	$227	$234	$232	10.0%	$211	$232	10.0%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Fixed Annuities
Balance as of beginning-of-period	$18,494	$18,457	$18,552	$18,730	$18,875	2.1%	$18,438	$18,552	0.6%
Gross deposits	233	279	432	393	227	-2.6%	777	1,052	35.4%
Withdrawals and deaths	(462)	(440)	(424)	(460)	(475)	-2.8%	(1,360)	(1,359)	0.1%
Net flows	(229)	(161)	8	(67)	(248)	-8.3%	(583)	(307)	47.3%
Reinvested interest credited	190	254	168	211	118	-37.9%	595	497	-16.5%
Sales inducements deferred	2	2	2	1	1	-50.0%	7	4	-42.9%
Balance as of end-of-period, gross	18,457	18,552	18,730	18,875	18,746	1.6%	18,457	18,746	1.6%
Reinsurance ceded	(779)	(759)	(744)	(726)	(714)	8.3%	(779)	(714)	8.3%
Balance as of end-of-period, net	$17,678	$17,793	$17,986	$18,149	$18,032	2.0%	$17,678	$18,032	2.0%

Variable Annuities
Balance as of beginning-of-period	$85,395	$91,021	$97,298	$98,798	$103,043	20.7%	$78,906	$97,298	23.3%
Gross deposits	3,407	3,454	2,947	3,173	3,226	-5.3%	10,263	9,346	-8.9%
Withdrawals and deaths	(1,943)	(2,103)	(2,260)	(2,275)	(2,413)	-24.2%	(5,858)	(6,948)	-18.6%
Net flows	1,464	1,351	687	898	813	-44.5%	4,405	2,398	-45.6%
Change in market value and reinvestment	4,162	4,926	813	3,347	(1,618)	NM	7,710	2,542	-67.0%
Balance as of end-of-period, gross	91,021	97,298	98,798	103,043	102,238	12.3%	91,021	102,238	12.3%
Reinsurance ceded	-	(1)	-	-	-	NM	-	-	NM
Balance as of end-of-period, net	$91,021	$97,297	$98,798	$103,043	$102,238	12.3%	$91,021	$102,238	12.3%

Total
Balance as of beginning-of-period	$103,889	$109,478	$115,850	$117,528	$121,918	17.4%	$97,344	$115,850	19.0%
Gross deposits	3,640	3,733	3,379	3,566	3,453	-5.1%	11,040	10,398	-5.8%
Withdrawals and deaths	(2,405)	(2,543)	(2,684)	(2,735)	(2,888)	-20.1%	(7,218)	(8,307)	-15.1%
Net flows	1,235	1,190	695	831	565	-54.3%	3,822	2,091	-45.3%
Change in market value and reinvestment	4,352	5,180	981	3,558	(1,500)	NM	8,305	3,039	-63.4%
Sales inducements deferred	2	2	2	1	1	-50.0%	7	4	-42.9%
Balance as of end-of-period, gross	109,478	115,850	117,528	121,918	120,984	10.5%	109,478	120,984	10.5%
Reinsurance ceded	(779)	(760)	(744)	(726)	(714)	8.3%	(779)	(714)	8.3%
Balance as of end-of-period, net	$108,699	$115,090	$116,784	$121,192	$120,270	10.6%	$108,699	$120,270	10.6%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Small Market
Balance as of beginning-of-period	$7,377	$7,695	$8,203	$8,223	$8,521	15.5%	$7,001	$8,203	17.2%
Gross deposits	362	548	470	409	449	24.0%	1,135	1,328	17.0%
Withdrawals and deaths	(375)	(434)	(510)	(389)	(376)	-0.3%	(1,153)	(1,275)	-10.6%
Net flows	(13)	114	(40)	20	73	NM	(18)	53	NM
Transfers between fixed and variable accounts	-	8	-	-	1	NM	(13)	1	107.7%
Change in market value and reinvestment	331	386	60	278	(136)	NM	725	202	-72.1%
Balance as of end-of-period	$7,695	$8,203	$8,223	$8,521	$8,459	9.9%	$7,695	$8,459	9.9%

Mid – Large Market
Balance as of beginning-of-period	$23,486	$25,059	$26,468	$26,708	$28,107	19.7%	$21,049	$26,468	25.7%
Gross deposits	1,338	945	1,111	1,260	1,023	-23.5%	3,532	3,394	-3.9%
Withdrawals and deaths	(881)	(884)	(1,213)	(697)	(799)	9.3%	(1,956)	(2,709)	-38.5%
Net flows	457	61	(102)	563	224	-51.0%	1,576	685	-56.5%
Transfers between fixed and variable accounts	(14)	(1)	9	7	(13)	7.1%	5	3	-40.0%
Change in market value and reinvestment	1,130	1,349	333	829	(256)	NM	2,429	906	-62.7%
Balance as of end-of-period	$25,059	$26,468	$26,708	$28,107	$28,062	12.0%	$25,059	$28,062	12.0%

Multi-Fund® and Other
Balance as of beginning-of-period	$16,234	$16,555	$16,947	$16,920	$17,120	5.5%	$15,881	$16,947	6.7%
Gross deposits	160	150	177	145	139	-13.1%	477	461	-3.4%
Withdrawals and deaths	(385)	(432)	(396)	(362)	(386)	-0.3%	(1,134)	(1,144)	-0.9%
Net flows	(225)	(282)	(219)	(217)	(247)	-9.8%	(657)	(683)	-4.0%
Change in market value and reinvestment	546	674	192	417	(32)	NM	1,331	577	-56.6%
Balance as of end-of-period	$16,555	$16,947	$16,920	$17,120	$16,841	1.7%	$16,555	$16,841	1.7%

Total
Balance as of beginning-of-period	$47,097	$49,309	$51,618	$51,851	$53,748	14.1%	$43,931	$51,618	17.5%
Gross deposits	1,860	1,643	1,758	1,814	1,611	-13.4%	5,144	5,183	0.8%
Withdrawals and deaths	(1,641)	(1,750)	(2,119)	(1,448)	(1,561)	4.9%	(4,243)	(5,128)	-20.9%
Net flows	219	(107)	(361)	366	50	-77.2%	901	55	-93.9%
Transfers between fixed and variable accounts	(14)	7	9	7	(12)	14.3%	(8)	4	150.0%
Change in market value and reinvestment	2,007	2,409	585	1,524	(424)	NM	4,485	1,685	-62.4%
Balance as of end-of-period	$49,309	$51,618	$51,851	$53,748	$53,362	8.2%	$49,309	$53,362	8.2%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$33,108	$33,366	$33,721	$33,886	$34,094	3.0%	$32,432	$33,721	4.0%
Deposits	938	1,017	869	890	934	-0.4%	2,902	2,693	-7.2%
Withdrawals and deaths	(255)	(208)	(292)	(253)	(259)	-1.6%	(690)	(804)	-16.5%
Net flows	683	809	577	637	675	-1.2%	2,212	1,889	-14.6%
Contract holder assessments	(752)	(785)	(741)	(764)	(791)	-5.2%	(2,243)	(2,296)	-2.4%
Reinvested interest credited	327	331	329	335	337	3.1%	965	1,001	3.7%
Balance as of end-of-period, gross	33,366	33,721	33,886	34,094	34,315	2.8%	33,366	34,315	2.8%
Reinsurance ceded	(813)	(809)	(804)	(797)	(793)	2.5%	(813)	(793)	2.5%
Balance as of end-of-period, net	$32,553	$32,912	$33,082	$33,297	$33,522	3.0%	$32,553	$33,522	3.0%

VUL
Balance as of beginning-of-period	$6,972	$7,453	$8,094	$8,354	$8,842	26.8%	$6,523	$8,094	24.1%
Deposits	292	428	397	418	351	20.2%	821	1,166	42.0%
Withdrawals and deaths	(113)	(125)	(145)	(136)	(92)	18.6%	(435)	(373)	14.3%
Net flows	179	303	252	282	259	44.7%	386	793	105.4%
Contract holder assessments	(104)	(119)	(112)	(118)	(119)	-14.4%	(302)	(349)	-15.6%
Change in market value and reinvestment	406	457	120	324	(128)	NM	846	316	-62.6%
Balance as of end-of-period, gross	7,453	8,094	8,354	8,842	8,854	18.8%	7,453	8,854	18.8%
Reinsurance ceded	(849)	(893)	(884)	(901)	(872)	-2.7%	(849)	(872)	-2.7%
Balance as of end-of-period, net	$6,604	$7,201	$7,470	$7,941	$7,982	20.9%	$6,604	$7,982	20.9%

Total
Balance as of beginning-of-period	$40,080	$40,819	$41,815	$42,240	$42,936	7.1%	$38,955	$41,815	7.3%
Deposits	1,230	1,445	1,266	1,308	1,285	4.5%	3,723	3,859	3.7%
Withdrawals and deaths	(368)	(333)	(437)	(389)	(351)	4.6%	(1,125)	(1,177)	-4.6%
Net flows	862	1,112	829	919	934	8.4%	2,598	2,682	3.2%
Contract holder assessments	(856)	(904)	(853)	(882)	(910)	-6.3%	(2,545)	(2,645)	-3.9%
Change in market value and reinvestment	733	788	449	659	209	-71.5%	1,811	1,317	-27.3%
Balance as of end-of-period, gross	40,819	41,815	42,240	42,936	43,169	5.8%	40,819	43,169	5.8%
Reinsurance ceded	(1,662)	(1,702)	(1,688)	(1,698)	(1,665)	-0.2%	(1,662)	(1,665)	-0.2%
Balance as of end-of-period, net	$39,157	$40,113	$40,552	$41,238	$41,504	6.0%	$39,157	$41,504	6.0%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	Change	9/30/13	9/30/14	Change
Revenues
Operating revenues	$3,073	$3,187	$3,233	$3,286	$3,363	9.4%	$9,052	$9,882	9.2%
Excluded realized gain (loss)	(65)	(66)	(58)	(5)	47	172.3%	(208)	(15)	92.8%
Amortization of DFEL on benefit ratio unlocking	-	-	-	-	-	NM	1	-	-100.0%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	2	2	0.0%
Total revenues	$3,009	$3,122	$3,176	$3,282	$3,411	13.4%	$8,847	$9,869	11.6%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(43)	$(43)	$(38)	$(3)	$31	172.1%	$(135)	$(10)	92.6%
Benefit ratio unlocking	13	12	2	7	(6)	NM	25	2	-92.0%
Net gain (loss), after-tax	$(30)	$(31)	$(36)	$4	$25	183.3%	$(110)	$(8)	92.7%

Net Income
Income (loss) from operations	$367	$382	$365	$394	$414	12.8%	$1,002	$1,173	17.1%
Excluded realized gain (loss)	(43)	(43)	(38)	(3)	31	172.1%	(135)	(10)	92.6%
Benefit ratio unlocking	13	12	2	7	(6)	NM	25	2	-92.0%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	1	1	0.0%
Net income (loss)	$337	$351	$329	$398	$439	30.3%	$893	$1,166	30.6%

Earnings (Loss) Per Common Share – Diluted
Income (loss) from operations	$1.34	$1.40	$1.34	$1.47	$1.56	16.4%	$3.63	$4.36	20.1%
Excluded realized gain (loss)	(0.16)	(0.15)	(0.14)	(0.01)	0.11	168.8%	(0.48)	(0.03)	93.8%
Benefit ratio unlocking	0.05	0.04	0.01	0.02	(0.02)	NM	0.09	0.01	-88.9%
Net income (loss)	$1.23	$1.29	$1.21	$1.48	$1.65	34.1%	$3.24	$4.34	34.0%